Exhibit 10.71.4


                       SECOND AMENDMENT TO LOAN AGREEMENT

         This Second Amendment to Loan Agreement (the "Amendment") is executed this 26th day of September, 2001, by and between HEADWATERS INCORPORATED, ("Borrower") and ZIONS FIRST NATIONAL BANK (the "Lender").

         WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated October 18, 2000, an amended on February 1, 2001, which provided, among other things, for Lender to extend a Revolving Line of Credit in the maximum principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) (the "Loan Agreement"); and

         WHEREAS, Borrower has requested Lender to remove the borrowing base requirement and amend certain financial covenants, and;

         WHEREAS, Lender has agreed to such request provided, among other things, Borrower executes and delivers this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Agreement as amended is hereby amended as follows:

         1. The section entitled "BORROWING BASE" is hereby deleted in its entirety.

         2. The section entitled "NET WORTH" is hereby deleted in its entirety and replaced with the following:

         Tangible Net Worth. Borrower shall maintain a ratio of total liabilities, minus deferred revenue as of the date of this agreement, to tangible net worth of not more than 1.35:1, measured quarterly.

         3. A new section entitled "POSITIVE NET INCOME" is hereby added as follows.

         Positive Net Income. Borrower shall maintain a positive net income, measured quarterly.

                  4. A new section entitled "NET WORTH" is hereby added as follows.

         Net Worth. Borrower shall maintain a positive net worth of not less than $20,000,000.00, measured quarterly.

         Except as amended herein, all other terms and conditions of the Loan Agreement remain in full force and effect and are applicable to this Amendment.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date and year first above written.

Borrower:
HEADWATERS INCORPORATED                         Zions First National Bank

By: /s/ Kirk A. Benson                          By: /s/ Tracy Groll
    ------------------------------                 ----------------------------
    Kirk A. Benson, Chairman & CEO                  Tracy Groll, Vice President